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                                     [LETTERHEAD]


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our firm name included in the Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of the STI Classic Funds (No. 33-45671), and to all references to our firm included in this Registration Statement File No. 33-45671.



                                                  /s/ Arthur Andersen LLP


Philadelphia, PA
  March 15, 1999